Putnam
Massachusetts
Tax Exempt
Income
Fund

SEMIANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

*Putnam Massachusetts Tax Exempt Income Fund's class A shares were ranked among the top 25% of all Massachusetts municipal bond funds tracked by Lipper Analytical Services, based on total returns for the 1-, 3-, and 5-year periods ended December 31, 1996. Over these periods, class A shares were ranked 12 out of 51, 1 out of 30 and 2 out of 20 for 1-, 3-, and 5-year performance, respectively; class B shares were ranked 27 out of 51 for 1-year performance and 16 out of 30 for 3-year performance while class M shares were ranked 17 out of 51 for 1-year performance.*

* "The secret to the fund's success is its willingness to dig for potentially undervalued issues, especially among nonrateds, which make up 25% of assets."

                        -- Morningstar analysis, October 25, 1996

      CONTENTS
 4    Report from Putnam Management
 9    Fund performance summary
13    Portfolio holdings
17    Financial statements
26    Results of December 5, 1996, shareholder meeting

Footnote reads:
* Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Rankings vary over time and do not reflect the effects of sales charges. Past performance is not indicative of future results.



From the Chairman

[PHOTO OF GEORGE PUTNAM OMITTED]

(copyright) Karsh, Ottawa

Dear Shareholder:

The first half of Putnam Massachusetts Tax Exempt Income Fund's fiscal 1997 presented a significantly brighter municipal bond market environment than that which had prevailed in the preceding months. As the fiscal year's first half unfolded, the municipal bond market -- including the market for Massachusetts tax-exempt bonds -- began to develop a sense of serenity, closing the semiannual period on November 30, 1996, in an almost upbeat mood.

During the period, Leslie Burke was appointed your fund's manager. Leslie joined Putnam in 1992 as a credit analyst in the Tax-Exempt Bond Group. Before joining Putnam, she was with Fidelity
Investments. She has 10 years of investment experience.

In the report that follows, Leslie discusses the events and strategies that drove your fund's performance during the fiscal year's first half and takes a look at prospects for the second half.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997



Report from the Fund Manager
Leslie J. Burke

Well positioned to take advantage of a strong bond market run that began in September, Putnam Massachusetts Tax Exempt Income Fund completed the first half of fiscal 1997 with competitive results, keeping in close step with its competitive index while outperforming the 51 funds in its Lipper category. Performance details for the semiannual period, which ended November 30, 1996, can be found on pages 9 and 10 while the most current Lipper rankings appear on page 2.

Your fund's strategies have served it well in recent months, rewarding shareholders with both attractive returns and above-average yields relative to other funds in the category. However current market and interest-rate trends prompt us toward a cautious, yet constructive outlook for the rest of fiscal '97. Our key priorities over the remainder of the year will be to preserve the fund's gains and reduce the portfolio's exposure to market volatility.

*SLOWING ECONOMY, STRONG DEMAND SPARK MUNICIPAL BOND RALLY

Although the municipal bond market experienced many challenges during the first half of calendar 1996, it shifted gears and rallied during your fund's semiannual period. The U.S. economy's fast-paced growth of 4.6% during the third quarter of calendar 1996 gave way to a projection of 2.2% growth for the final three months of the year. Economists expect this slowdown to continue into early 1997. This cooling of economic growth soothed investors' concerns over rising interest rates and helped lead fixed-income investments, including municipal bonds, to higher price levels.

Strong demand also helped spur the period's bond market rally. While large numbers of individual investors in the U.S. focused their attention on the unprecedented gains in the stock market, overseas investors purchased upward of $175 billion in U.S. bonds -- an amount that exceeds the federal budget deficit. Although foreign investors -- ineligible for the tax benefits of U.S. municipal bonds -- invested primarily in Treasury securities, their interest sparked greater demand and, consequently, rising prices for the municipal market as well.

In terms of supply, the market for municipal securities was relatively tight through the first few months of the period. June and July are traditionally months in which many bonds mature or reach their call dates and September's municipal bond issuance was the lowest in more than a year. Autumn's lower interest rates, however, made bond issuance more attractive for cash-strapped municipalities, and the supply of new bonds rose.

*DURATION MANAGEMENT BUILDS -- AND SHOULD HELP PROTECT -- GAINS

We have capitalized on the positive performance of the municipal bond market by maintaining an above-market portfolio duration for the past three months. Duration, measured in years, indicates a portfolio's sensitivity to interest-rate changes. A longer duration can mean a more volatile net asset value if rates change -- but also one more likely to appreciate substantially if rates decline. A shorter duration can help preserve portfolio value as interest rates rise. The fund's longer duration helped boost performance during the period as yields on medium- and long-term municipal bonds dropped by 0.046% and 0.050%, respectively. (Bond prices rise as yields fall.)

[GRAPHIC OMITTED: HORIZONTAL BAR CHART TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospital and health care             35.9%

Education                            14.6%

Transportation                       13.8%

Water and sewerage                   10.5%

Utilities                             7.0%

Footnote reads:
*Based on net assets as of 11/30/96. Sector allocations will vary over time.



By the end of the period, however, we were seeing a much flatter yield curve; in other words, longer-term bonds no longer offered a substantial enough yield advantage over shorter-term bonds to compensate investors for their greater risk. This led us to take profits on longer-term holdings we considered fully valued and to re-allocate the assets into shorter-term bonds. Consequently, portfolio duration has shortened from 9 years in October -- its longest point, at the height of the rally -- to 7 years at the end of November.

*ONE MAJOR BOND PURCHASE SUPPORTS SEVERAL GOALS

Duration management played a role in our decision to take a large position in shorter-term new-issue general obligation bonds this fall. Since this type of bond is supported by the financial resources and taxing power of the state, its price and creditworthiness will reflect the state's economic and fiscal health. In Massachusetts' case, both are quite healthy at present, and now that Governor Weld will not be leaving us for the Senate, no significant changes are expected in the state's fiscal policies.

These characteristics pointed to attractive prospects for the new bonds, but since the bonds are also noncallable, the purchase enabled us to increase the portfolio's call protection as well. Call structure has taken on more importance in recent months due to the fact that in 1993, the municipal bond market witnessed the largest issuance of tax-free bonds in its history. With such a large portion of the marketplace callable in 2003 -- just seven years away -- many investors are now selling these bonds in favor of more recent issues, which can offer more potential for appreciation. Concentrating assets in noncallable bonds can allow us to benefit from this appreciation while helping to protect the stability of the fund's income stream.

*FOCUS ON HEALTH CARE CONTINUES TO PROVE REWARDING

Much of the fund's recent success can be attributed to careful observation of hospitals and long-term care facilities in the state and the investment opportunities they continue to provide. Our in-state location enables Putnam's credit analysts to keep a close watch on current developments and allows us to quickly take advantage of opportunities as they arise.


[GRAPHIC OMITTED: PIE CHART CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

B     --1.7%
Ba   --12.7%
Baa  --17.8%
A    --15.5%
VMIG1 --0.9%
Aaa  --49.3%
Aa    --2.1%

Footnote reads:
*As a percentage of market value as of 11/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

We believe Massachusetts hospital bonds offer a significant opportunity for appreciation, due to the growth of hospital systems within the state. This trend been fueled by cost-reduction pressure throughout the industry, as well as the arrival of for-profit hospital companies. Two such companies, Columbia and OrNda, are moving into the state and are in the process of establishing geographical networks for their health-care services. Columbia's recent purchase of MetroWest Hospital favorably affected prices of MetroWest bonds in your fund's portfolio. This trend could have positive implications for other Massachusetts hospitals and their bonds.

We also rely heavily on in-depth credit research to identify appreciation potential within the health-care and long-term care sector. This approach served the fund well when bonds issued to support the Orchard Cove long-term care facility were scheduled for prerefunding. In a prerefunding, the issuer floats a second bond to pay off an earlier one at its first call date. Proceeds from the new issue are invested in top-quality instruments such as U.S. Treasuries. Because of the safety of principal represented by these securities, the older, prerefunded bond is likely to experience a credit upgrade -- generally with a corresponding increase in price. In the case of the Orchard Cove bonds, which were originally rated BB, an upgrade to what is effectively AAA status overnight has the potential to result in significant appreciation -- and a substantial gain for the fund.



*POSITIVE YET DISCIPLINED APPROACH REMAINS ESSENTIAL

Over the last three years, Boston experienced the fastest recovery of any central business district in the country. Its strength has been driven, in part, by small start-up companies in software, biotechnology, and health care. These new companies have provided countless jobs in the service sector to aid in long-term growth and development; current growth is expected to be much more stable than the health care and defense boom in the late 1980s due to its diversification across several industries. After several years of weak demand and pricing following the economic contraction of the early '90s real estate has also benefited from this resurgence of business. The state's economic health is likely to support attractive prices for Massachusetts bonds for some time to come.

By shortening duration, selling off longer-maturity holdings and buying more non-callable bonds, your fund is preparing to conservatively enter the second half of its fiscal year. We are also aiming to reposition the portfolio from a barbell structure, which favors holdings in both short- and long-term bonds, to one that emphasizes bonds in the 15- to 20-year maturity range, where we expect to find better values. As the duration levels out in a post-rally environment, our health-care holdings -- particularly hospital and long-term care facility bonds -- are likely to play an increasingly important role in your fund's overall strategy.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Massachusetts Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income taxes consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96
                     Class A          Class B        Class M
(inception date)   (10/23/89)        (7/15/93)      (5/12/95)
                  NAV      POP     NAV    CDSC    NAV      POP
----------------------------------------------------------------
6 months         6.30%    1.30%   5.96%   0.96%  6.14%    2.65%
----------------------------------------------------------------
1 year           5.45     0.46    4.77   -0.21   5.03     1.59
----------------------------------------------------------------
5 years         46.88    39.96      --      --     --       --
Annual average   7.99     6.96      --      --     --       --
----------------------------------------------------------------
Life of class   78.36    69.95   17.38   14.48  12.47     8.77
Annual average   8.48     7.74    4.86    4.08   7.82     5.53
----------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                                Lehman Bros.          Consumer
                           Municipal Bond Index     Price Index
----------------------------------------------------------------
6 months                           6.50%               1.28%
----------------------------------------------------------------
1 year                             5.89                3.26
----------------------------------------------------------------
5 years                           45.83               15.09
Annual average                     7.83                2.85
----------------------------------------------------------------
Life of class A                   76.21               26.27
Annual average                     8.33                3.34
----------------------------------------------------------------
Life of class B                   22.34                9.83
Annual average                     6.23                2.81
----------------------------------------------------------------
Life of class M                   14.92                4.41
Annual average                     9.15                2.81
----------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or for distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/96
                              Class A       Class B       Class M
--------------------------------------------------------------------
Distributions (number)           6              6             6
--------------------------------------------------------------------
Income                      $0.265282      $0.234951     $0.250978
--------------------------------------------------------------------
Capital gains1                  --             --             --
--------------------------------------------------------------------
    Total                   $0.265282      $0.234951     $0.250978
--------------------------------------------------------------------
Share value:              NAV       POP       NAV      NAV       POP
--------------------------------------------------------------------
5/31/96                 $9.11     $9.56     $9.10    $9.10     $9.41
--------------------------------------------------------------------
11/30/96                 9.41      9.88      9.40     9.40      9.72
--------------------------------------------------------------------
Current return
(end of period)
--------------------------------------------------------------------
Current dividend rate2   5.55%     5.28%     4.91%    5.25%     5.08%
--------------------------------------------------------------------
Taxable equivalent3     10.44      9.93      9.24     9.88      9.56
--------------------------------------------------------------------
Current 30-day
SEC yield4               5.10      4.85      4.44     4.71      4.56
--------------------------------------------------------------------
Taxable equivalent3      9.60      9.13      8.35     8.86      8.58
--------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 46.85% combined federal and state tax rate.
Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)
                      Class A         Class B           Class M
(inception date)    (10/23/89)       (7/15/93)         (5/12/95)
                   NAV      POP     NAV     CDSC     NAV      POP
------------------------------------------------------------------
6 months          4.71%   -0.29%   4.29%   -0.71%   4.46%    1.04%
------------------------------------------------------------------
1 year            3.68    -1.20    3.03    -1.87    3.27    -0.09
------------------------------------------------------------------
5 years          43.07    36.23      --       --      --       --
Annual average    7.43     6.38      --       --      --       --
------------------------------------------------------------------
Life of class    77.50    69.13   16.78    13.90   11.91     8.23
Annual average    8.31     7.58    4.57     3.82    7.10     4.94
-----------------------------------------------------------------

*Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.



TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



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Portfolio of investments owned
November 30, 1996 (Unaudited)

            Key to Abbreviations
            AMBAC       -- AMBAC Indemnity Corporation
            FNMA Coll.  -- Federal National Mortgage Association Collateralized
            FSA         -- Financial Security Assurance
            G.O. Bonds  -- General Obligation Bonds
            IFB         -- Inverse Floating Rate Bonds
            MBIA        -- Municipal Bond Investors Assurance Corporation
            VRDN        -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (98.5%) *
PRINCIPAL AMOUNT                                                              RATINGS**         VALUE
Massachusetts  (90.9%)
-----------------------------------------------------------------------------------------------------
    $5,500,000  Agawam, Rev. Bonds (Springfield Resources Recvy.),
                8 1/2s, 12/1/08                                               BBB        $  5,747,500
     1,295,000  Boston Nursing Home Rev. Bonds (St. Joseph
                Nursing Care Ctr. Inc.), 10s, 1/1/20                          BB/P          1,422,881
     7,000,000  Boston, Indl. Dev. Fin. Auth. Swr. Fac. Rev. Bonds
                (Harbor Elec. Energy Co.), 7 3/8s, 5/15/15                    Baa           7,603,750
     7,935,000  Boston, Wtr. & Swr. Commn. Rev. Bonds, Ser. A,
                5 3/4s, 11/1/13                                               A             8,301,990
     5,000,000  City of Quincy  (Quincy Hosp.), IFB, FSA,
                6.74s, 1/15/11                                                Aaa           4,918,750
     1,675,000  Holyoke, G.O. Bonds, 9.85s, 11/1/08                           Aaa           1,802,417
     1,040,000  Holyoke, Poll. Control VRDN
                (Holyoke Wtr. Pwr. Co.), 3 3/4s, 11/1/13                      VMIG          1,040,000
                Lowell G.O. Bonds
     1,250,000  8.4s, 1/15/09                                                 A             1,434,375
     2,455,000  8.3s, 2/15/05                                                 Aaa           2,884,625
     1,000,000  MA Cons. Loan G.O. Bonds, Ser. A, 7 5/8s, 6/1/08              Aaa           1,151,250
                MA Bay Trans. Auth. Rev. Bonds
     3,550,000  Ser. B, 6.2s, 3/1/16                                          A             3,918,313
     4,000,000  Ser. A, 5 1/2s, 3/1/12                                        A             4,085,000
     7,400,000  (Gen. Trans. Syst.), Ser. B, AMBAC, 5 3/8s, 3/1/25            Aaa           7,326,000
     1,000,000  MA Collg. Bldg. Auth. Project Rev. Bonds, Ser. A,
                7.8s, 5/1/16                                                  Aaa           1,070,000
     2,680,000  MA Muni. Whsl. Elec. Co. Pwr. Supply Syst.
                Rev. Bonds, Ser. A, AMBAC, 5.1s, 7/1/07                       Aaa           2,706,800
     4,400,000  MA State Cons. Loan G.O. Bonds, Ser. B,
                6 1/2s, 8/1/08                                                A             4,972,000
                MA State G.O. Bonds
     8,200,000  Ser. A, AMBAC, 6 1/2s, 11/1/14                                Aaa           9,409,500
     5,000,000  Ser. B, MBIA, 6 1/4s, 7/1/20                                  Aaa           5,181,250
     3,870,000  Ser. A, 6s, 11/1/11                                           A             4,198,950
     2,100,000  MA State VRDN, Ser. B, 2.45s, 12/1/97                         VMIG          2,100,000
     4,500,000  MA State Wtr. Poll. Abatement Rev. Bonds
                (MWRA Loan Program), Ser. A, 5s, 8/1/15                       Aa            4,275,000
                MA State Hlth. & Edl. Fac. Auth. IFB
     2,000,000  (St. Elizabeth Hosp.), Ser. E, FSA, 9.952s, 8/15/21           Aaa           2,317,500
     7,500,000  (Boston U.), Ser. L, MBIA, 9.548s, 10/1/31                    Aaa           8,653,125
     6,000,000  (Beth Israel Hosp.), AMBAC, 8.573s, 7/1/25                    Aaa           6,285,000
     7,900,000  (New England Med. Ctr. Hosp.), MBIA,
                6.63s, 7/1/18                                                 Aaa           7,416,125
                MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
     2,000,000  (1st Mtge. Fairview Extended Care), Ser. A,
                10 1/4s, 1/1/21                                               BB/P          2,270,000
     2,000,000  (Nichols College), Ser. B, 8 1/2s, 10/1/16                    BBB           2,305,000
     2,500,000  (Waltham-Weston Hosp. & Med. Ctr.), Ser. B,
                8 3/8s, 7/1/15                                                Baa           2,700,000
     4,250,000  (Suffolk U.), Ser. A, 8 1/8s, 7/1/20                          Aaa/P         4,839,688
     2,150,000  (Valley Regl. Hlth. Syst.), Ser. B, 8s, 7/1/18                Aaa           2,451,000
     3,300,000  (Norwood Hosp.), Ser. E, 8s, 7/1/12                           Ba            3,403,125
     3,510,000  (Rehab. Hosp. Cape & Islands), Ser. A,
                7 7/8s, 8/15/24                                               BB/P          3,729,375
     1,125,000  (Norwood Hosp.), Ser. E, 7 3/4s, 7/1/07                       Ba            1,150,313
     3,000,000  (Stonehill College Issue), Ser. D, AMBAC,
                7.7s, 7/1/20                                                  Aaa           3,397,500
     2,220,000  (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11              Ba            2,264,400
     8,985,000  (Cooley Dickinson Hosp.), Ser. A, 7 1/8s,
                11/15/18                                                      Aaa/P        10,400,138
     1,900,000  (Sisters Providence Hlth. Syst), Ser. A, 6 5/8s,
                11/15/22                                                      Baa           1,926,125
     1,550,000  (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17            A             1,641,063
     3,880,000  (Metro West Hlth. Inc.), Ser. C, 6 1/2s, 11/15/18             Aaa           4,360,150
     4,850,000  (MA General Hosp.), Ser. F, AMBAC, 6 1/4s,
                7/1/12                                                        Aaa           5,328,937
     5,500,000  (MA General Hosp.), Ser. F, AMBAC, 5 3/8s,
                7/1/24                                                        Aaa           5,335,000
     8,250,000  (Newton-Wellesley Hosp.), Ser. E, MBIA, 6s,
                7/1/25                                                        Aaa           8,466,563
     3,000,000  (Williams College), Ser. F, 5 1/2s, 7/1/26                    Aa            2,985,000
     3,475,000  (Boston College), Ser. K, 5 1/4s, 6/1/23                      A             3,279,531
     1,000,000  (Wheaton College), Ser. C, 5 1/4s, 7/1/19                     A               973,750
     6,000,000  MA State Hsg. Fin. Agcy. Rev. Bonds (Residential
                Dev.), FNMA Coll., Ser.C, 6.9s, 11/15/21                      Aaa           6,420,000
                MA State Indl. Fin. Agcy. Resource Recvy. Rev. Bonds
                (Southeastern MA)
     6,500,000  Ser. B, 9 1/4s, 7/1/15                                        BB/P          7,401,875
     3,410,000  Ser. A, 9s, 7/1/15                                            BB/P          3,870,350
                MA State Indl. Fin. Agcy. Rev. Bonds
     2,775,000  (1st Mtge. Brookhaven-Lexington), 10 1/4s,
                1/1/18                                                        Aaa           3,038,431
     2,050,000  (Odd Fellows Home of MA), 9.6s, 1/1/15                        BB/P          2,193,500
     6,000,000  (Orchard Cove Inc.), 9s, 5/1/22                               BB/P          6,765,000
     1,900,000  (Morton Hosp. & Med. Ctr.), Ser. A, 8 3/4s, 7/1/11            Aaa           2,101,875
     2,500,000  (Leominster Hosp.), Ser. A, 8 5/8s, 8/1/09                    Aaa           2,821,875
     3,600,000  (Cape Cod Hlth. Syst.), 8 1/2s, 11/15/20                      Aaa           4,212,000
     3,000,000  (1st Mtge. Stone Institution & Newton), 7.9s,
                1/1/24                                                        B/P           3,052,500
     3,500,000  (1st Mtge. Evanswood Bethzatha), Ser. A, 7 7/8s,
                1/15/20                                                       BB/P          3,451,875
                MA State Indl. Fin. Agcy. Rev. Bonds (continued)
     5,140,000  (1st Mtge. Loomis & Village Projects), 7 5/8s,
                7/1/25                                                        BBB           5,435,550
     7,840,000  (Merrimack College), 7 1/8s, 7/1/12                           BBB           8,418,200
     3,000,000  (1st Mtge. Pioneer Valley Living Ctr.), 7s, 10/1/20           B/P           3,000,480
     3,500,000  (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15                    BBB/P         3,631,250
     1,165,000  (Clark U.), Ser. E, 7s, 7/1/12                                A             1,262,569
     2,605,000  (Clark U.), Ser. F, 7s, 7/1/11                                A             2,852,475
     3,000,000  (1st. Mtge. Brookhaven), Ser. A, 7s, 1/1/09                   BBB/P         3,131,250
     5,875,000  (American Hingham, Water Treatment), 6 3/4s,
                12/1/25                                                       BBB/P         6,132,031
     6,000,000  (1st Mtge. Berkshire Retirement Home), Ser.  A,
                6 5/8s, 7/1/16                                                BBB/P         5,887,500
     2,000,000  (1st Mtge. Brookhaven), Ser. B, 6.6s, 1/1/17                  BBB/P         2,057,500
     1,350,000  (Worcester Visiting Nurse Assoc.), 6.4s, 9/15/10              A             1,393,875
     1,000,000  (Combined Jewish Philanthropies), Ser. A,
                AMBAC, 6 3/8s, 2/1/15                                         Aaa           1,068,750
     1,000,000  (Museum of Fine Arts), MBIA, 5 3/8s, 1/1/07                   Aaa           1,043,750
     1,000,000  (Museum of Fine Arts), MBIA, 5 3/8s, 1/1/06#                  Aaa           1,047,500
     1,725,000  (Museum of Fine Arts), MBIA, 5 3/8s, 1/1/05                   Aaa           1,809,094
     1,985,677  (1st Mtge. Pioneer Valley Living Ctr.), zero %,
                10/1/20 +                                                     B/P               2,482
     3,865,000  MA State Indl. Fin. Agcy. Tunnel Rev. Bonds
                (Mass Tpk.,), 9s, 10/1/20                                     Aaa/P         4,555,869
                MA State Wtr. Resources Auth. Rev. Bonds
     7,500,000  Ser. A, 7s, 4/1/18                                            Aaa           8,278,125
     1,000,000  Ser. A, 6 1/2s, 7/15/19                                       A             1,132,500
     5,000,000  Ser. C, MBIA, 5 1/4s, 12/1/20                                 Aaa           4,887,500
     2,900,000  Ser. C, MBIA, 5 1/4s, 12/1/15                                 Aaa           2,900,000
     2,500,000  Ser. B, AMBAC, 5s, 3/1/22                                     Aaa           2,343,750
     3,000,000  Ser. B, MBIA, 4 3/4s, 12/1/21                                 Aaa           2,632,500
                Somerville, Hsg. Auth. Rev. Bonds
                (Clarendon-Hill Mtge.)
     2,000,000  GNMA Coll., 7.95s, 11/20/30                                   Aaa           2,137,500
     1,500,000  GNMA Coll., 7.85s, 11/20/10                                   Aaa           1,606,875
                South Essex, Swr. Dist. Auth. G.O. Bonds, Ser. A
     1,000,000  MBIA, 5 1/8s, 6/15/10                                         Aaa             982,500
     1,925,000  MBIA, 5 1/8s, 6/15/09                                         Aaa           1,912,969
     1,500,000  MBIA, 5s, 6/15/08                                             Aaa           1,485,000
     1,600,000  U. Mass. Bldg. Auth. Rev. Bonds, Ser. A, 7 1/2s, 5/1/14       Aaa           1,710,000
     3,075,000  Worcester Mtge. Rev. Bonds (Briarwood Issue),
                9 1/4s, 12/1/22                                               BB/P          3,347,906
                Worcester Rev. Bonds (St. Francis Home)
     2,000,000  9 3/4s, 7/1/19                                                BB/P          2,043,920
     1,000,000  9.4s, 7/1/08                                                  BB/P          1,003,340
     1,755,000  Worcester City Municipal Purpose G.O. Bonds,
                Ser. G, MBIA, 5.3s, 7/1/15                                    Aaa           1,733,063
                                                                                         ------------
                                                                                          321,625,613

Puerto Rico  (7.6%)
-----------------------------------------------------------------------------------------------------
    $1,700,000  Cmnwlth. of PR, G.O. Bonds, 6 1/2s, 7/1/13                    A          $  1,914,625
                Cmnwlth. of PR, Hwy. & Trans. Auth. Hwy. Rev. Bonds
     1,000,000  Ser. Y 6 1/4s, 7/1/14                                         A             1,097,500
     2,925,000  Ser. Z, MBIA, 6 1/4s, 7/1/13                                  Aaa           3,268,688
     4,500,000  Ser. Y 5 1/2s, 7/1/18                                         A             4,471,875
     5,000,000  Ser. W, 5 1/2s, 7/1/15                                        A             5,037,500
     2,100,000  Ser. X, 5s, 7/1/22                                            A             1,911,000
     5,200,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. Z, 5 1/2s, 7/1/16        Baa           5,141,500
     2,600,000  PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                Rev. Bonds (Special Facilities-American Airlines),
                Ser. A, 8 3/4s, 12/1/25                                       Baa           2,749,500
     1,000,000  PR Pub. Bldgs. Auth. Rev. Bonds, Ser. K, 6 7/8s, 7/1/21       Aaa           1,138,750
                                                                                         ------------
                                                                                           26,730,938
-----------------------------------------------------------------------------------------------------
                Total Investments (cost $328,524,220) ***                                $348,356,551
-----------------------------------------------------------------------------------------------------

   * Percentages indicated are based on net assets of $353,838,589.

  ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1996  for the securities listed.  Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1996. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

 *** The aggregate identified cost on a tax basis is $328,524,220 resulting in gross unrealized appreciation and depreciation of $21,255,757 and $1,423,426 respectively, or net unrealized appreciation of $19,832,331.

   + Non-income-producing security.

   # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1996.

     The rates shown on IFB's which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1996.

     The fund had the following industry group concentrations greater than 10% at November 30, 1996
     (as a percentage of net assets):

     Hospitals/Healthcare   35.9%
     Education              14.6
     Transportation         13.8
     Water & Sewer          10.5

     The fund had the following insurance concentrations greater than 10% at November 30, 1996
     (as a percentage of net assets):

     MBIA                   15.1%
     AMBAC                  12.2


--------------------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1996 (Unaudited)
                                  Aggregate Face     Expiration       Unrealized
                     Total Value           Value           Date     Depreciation
--------------------------------------------------------------------------------------------
U.S. Treasury Bonds
Futures (Short)       $2,091,938      $2,073,375         Dec 96         $(18,563)
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
November 30, 1996 (Unaudited)

Assets
------------------------------------------------------------------------
Investments in securities, at value
(identified cost $328,524,220) (Note 1)                     $348,356,551
------------------------------------------------------------------------
Cash                                                             693,024
------------------------------------------------------------------------
Interest and other receivables                                 7,020,740
------------------------------------------------------------------------
Receivable for shares of the fund sold                           532,028
------------------------------------------------------------------------
Receivable for securities sold                                    25,000
------------------------------------------------------------------------
Total assets                                                 356,627,343

Liabilities
------------------------------------------------------------------------
Payable for variation margin                                      16,312
------------------------------------------------------------------------
Distributions payable to shareholders                            736,043
------------------------------------------------------------------------
Payable for securities purchased                               1,121,875
------------------------------------------------------------------------
Payable for shares of the fund repurchased                       155,826
------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                     512,076
------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)        19,534
------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                        316
------------------------------------------------------------------------
Payable for administrative services (Note 2)                       1,227
------------------------------------------------------------------------
Payable for distribution fees (Note 2)                           144,872
------------------------------------------------------------------------
Other accrued expenses                                            80,673
------------------------------------------------------------------------
Total liabilities                                              2,788,754
------------------------------------------------------------------------
Net assets                                                  $353,838,589

Represented by
------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                             $341,331,782
------------------------------------------------------------------------
Undistributed net investment income (Note 1)                     176,907
------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)          (7,483,868)
------------------------------------------------------------------------
Net unrealized appreciation of investments                    19,813,768
------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                          $353,838,589

Computation of net asset value and offering price
------------------------------------------------------------------------
Net asset value and redemption price per class A share
($273,535,952 divided by 29,079,049 shares)                        $9.41
------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.41)*             $9.88
------------------------------------------------------------------------
Net asset value and offering price per class B share
($77,065,266 divided by 8,199,615 shares)+                         $9.40
------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,237,371 divided by 344,455 shares)                             $9.40
------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.40)**            $9.72
------------------------------------------------------------------------

* On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1996 (Unaudited)

Tax exempt interest income                                   $11,399,796
------------------------------------------------------------------------
Expenses:
------------------------------------------------------------------------
Compensation of Manager (Note 2)                               1,013,802
------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                   163,305
------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                  6,501
------------------------------------------------------------------------
Administrative services (Note 2)                                   3,652
------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                            264,471
------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                            299,277
------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                              6,274
------------------------------------------------------------------------
Reports to shareholders                                           17,190
------------------------------------------------------------------------
Registration fees                                                  1,152
------------------------------------------------------------------------
Auditing                                                          12,686
------------------------------------------------------------------------
Legal                                                              8,326
------------------------------------------------------------------------
Postage                                                           60,163
------------------------------------------------------------------------
Other                                                             18,094
------------------------------------------------------------------------
Total expenses                                                 1,874,893
------------------------------------------------------------------------
Expense reduction (Note 2)                                       (96,467)
------------------------------------------------------------------------
Net expenses                                                   1,778,426
------------------------------------------------------------------------
Net investment income                                          9,621,370
------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                (293,248)
------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                  323,966
------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                           10,844,196
------------------------------------------------------------------------
Net gain on investments                                       10,874,914
------------------------------------------------------------------------
Net increase in net assets resulting from operations         $20,496,284
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                             Six months ended        Year ended
                                                                  November 30            May 31
                                                                         1996*             1996
-----------------------------------------------------------------------------------------------
Increase in net assets
-----------------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------------
Net investment income                                            $  9,621,370      $ 17,846,366
-----------------------------------------------------------------------------------------------
Net realized gain on investments                                       30,718           873,800
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments          10,844,196        (4,662,141)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               20,496,284        14,058,025
-----------------------------------------------------------------------------------------------
Distributions to shareholders:
-----------------------------------------------------------------------------------------------
From net investment income
  Class A                                                          (7,665,198)      (14,858,958)
-----------------------------------------------------------------------------------------------
  Class B                                                          (1,804,956)       (2,875,759)
-----------------------------------------------------------------------------------------------
  Class M                                                             (68,059)          (32,748)
-----------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                  16,119,036        31,644,533
-----------------------------------------------------------------------------------------------
Total increase in net assets                                       27,077,107        27,935,093
-----------------------------------------------------------------------------------------------
Net assets
-----------------------------------------------------------------------------------------------
Beginning of period                                               326,761,482       298,826,389
-----------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $176,907 and $93,750, respectively)                    $353,838,589      $326,761,482
-----------------------------------------------------------------------------------------------

*Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                    For the period
                                         Six months                                   May 12, 1995
                                              ended                                  (commencement
                                        November 30               Year ended        of operations)
                                         (unaudited)                  May 31             to May 31
--------------------------------------------------------------------------------------------------
                                               1996                     1996                 1995
--------------------------------------------------------------------------------------------------
                                                                     Class M
--------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $ 9.10                   $ 9.21                 $9.10
--------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------
Net investment income                           .25                      .51                   .02(c)
--------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                      .30                     (.11)                  .12
--------------------------------------------------------------------------------------------------
Total from investment
operations                                      .55                      .40                   .14
--------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------
From net investment income                     (.25)                    (.51)                 (.03)
--------------------------------------------------------------------------------------------------
From net realized gain
on investments                                   --                       --                    --
--------------------------------------------------------------------------------------------------
In excess of net
realized gain                                    --                       --                    --
--------------------------------------------------------------------------------------------------
Total distributions                            (.25)                    (.51)                 (.03)
--------------------------------------------------------------------------------------------------
Net asset value,
end of period                                $ 9.40                   $ 9.10                 $9.21
--------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                      6.14*                    4.37                  1.53*
--------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $3,237                   $1,290                 $  22
--------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                       .63*                    1.24                   .06*
--------------------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets (%)                                 2.70 *                   5.58                   .30*
--------------------------------------------------------------------------------------------------
Portfolio turnover (%)                        10.24*                   34.57                 47.53
--------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)


                                         Six months
                                              ended
                                        November 30                       Year ended
                                        (unaudited)                         May 31
--------------------------------------------------------------------------------------------------
                                               1996                 1996              1995
--------------------------------------------------------------------------------------------------
                                                                      Class B
--------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $  9.10             $  9.20           $  9.05
--------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------
Net investment income                            .24                 .48               .49
--------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                     .29                  (.11)              .17
--------------------------------------------------------------------------------------------------
Total from investment
operations                                     .53                   .37               .66
--------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------
From net investment income                    (.23)                 (.47)             (.49 )
--------------------------------------------------------------------------------------------------
From net realized gain
on investments                                  --                    --                --
--------------------------------------------------------------------------------------------------
In excess of net
realized gain                                   --                    --              (.02 )
--------------------------------------------------------------------------------------------------
Total distributions                           (.23)                 (.47)             (.51 )
--------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $  9.40               $  9.10           $  9.20
--------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                     5.96*                 4.12              7.64
--------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $77,065               $65,538           $47,573
--------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                      .81*                 1.60              1.53
--------------------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets (%)                                2.59*                 5.13              5.46
----------------------------------------------------------------------------------------------
Portfolio turnover (%)                       10.24*                34.57             47.53
----------------------------------------------------------------------------------------------




Financial highlights (continued)
(For a share outstanding throughout the period)

                                        For the period  Six months
                                         July 15, 1993    ended
                                      (commencement of  November 30
                                 operations) to May 31  (unaudited)                 Year ended May 31
---------------------------------------------------------------------------------------------------------------------
                                                  1994       1996      1996      1995       1994      1993     1992
---------------------------------------------------------------------------------------------------------------------
                                                     Class B                              Class A
---------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $  9.71  $   9.11  $   9.21  $   9.05   $   9.55  $   9.02  $   8.70
---------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                               .41       .27       .54       .55        .55       .59       .61 (d)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         (.51)      .30      (.10)      .18       (.35)      .54       .39
---------------------------------------------------------------------------------------------------------------------
Total from investment
operations                                         (.10)      .57       .44       .73        .20      1.13      1.00
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
From net investment income                         (.41)     (.27)     (.54)     (.55)      (.55)     (.59)     (.61)
---------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                     (.15)       --        --        --       (.15)     (.01)     (.07)
---------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                                        --        --        --      (.02)        --        --        --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                (.56)     (.27)     (.54)     (.57)      (.70)     (.60)     (.68)
---------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $  9.05  $   9.41  $   9.11  $   9.21   $   9.05  $   9.55 $    9.02
---------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                         (1.15)*    6.30*     4.81      8.45       1.92     12.80     11.96
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $23,017  $273,536  $259,934  $251,232   $244,519  $215,611  $149,011
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                          1.41*      .49*      .95       .89        .96       .97       .88(d)
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets (%)                                     4.32*     2.92*     5.80      6.11       5.69      6.24       6.82(d)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            36.20     10.24*    34.57     47.53      36.20     53.18      94.95(e)
---------------------------------------------------------------------------------------------------------------------

*   Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (See Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the year ended May 31, 1992 reflect a per share reduction of $0.01.

(e) Portfolio turnover excludes the impact of assets received by the fund, then known as Putnam Massachusetts Tax
    Exempt Income Fund II, from the acquisition of Putnam Massachusetts Tax Exempt Income Fund.




Notes to financial statements
November 30, 1996 (Unaudited)

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as the fund's Manager, Putnam Investment Management, Inc. ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of Massachusetts tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term tax-exempt investments having remaining maturities of 60 days or less are stated at amortized cost.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1996, the fund had a capital loss carryover of approximately $6,327,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

    Loss Carryover         Expiration
------------------------------------------
       $3,880,000        May 31, 2003
        2,447,000        May 31, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $500 billion and .0330% thereafter. Prior to September 20, 1996, any amount over 1.5 billion was based on 0.40%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1996, fund expenses were reduced by $96,467 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $760 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The Fund has adopted an unfunded noncontributory defined benefit pension plan (The "Pension Plan") covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $27,763 and $1,326 from the sale of class A and class M shares, respectively and $103,745 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $4,595 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $51,992,000 and $33,492,809, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.



Note 4
Capital shares

At November 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                             Six months ended
                            November 30, 1996
----------------------------------------------------
Class A                 Shares            Amount
----------------------------------------------------
Shares sold          3,811,157       $35,035,537
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          467,165         4,303,875
----------------------------------------------------
                     4,278,322        39,339,412

Shares
repurchased         (3,730,715)      (34,282,568)
----------------------------------------------------
Net increase           547,607        $5,056,844
----------------------------------------------------

                                Year ended
                              May 31, 1996
----------------------------------------------------
Class A                 Shares            Amount
----------------------------------------------------
Shares sold          7,159,447       $66,222,517
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          903,123         8,342,312
----------------------------------------------------
                     8,062,570        74,564,829

Shares
repurchased         (6,805,725)      (63,049,343)
----------------------------------------------------
Net increase         1,256,845       $11,515,486
----------------------------------------------------

                             Six months ended
                            November 30, 1996
----------------------------------------------------
Class B                 Shares            Amount
----------------------------------------------------
Shares sold          1,437,230       $13,230,301
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          120,657         1,110,816
----------------------------------------------------
                     1,557,887        14,341,117

Shares
repurchased           (558,230)       (5,133,100)
----------------------------------------------------
Net increase           999,657        $9,208,017
----------------------------------------------------

                                Year ended
                              May 31, 1996
----------------------------------------------------
Class B                 Shares            Amount
----------------------------------------------------
Shares sold          3,039,068       $28,149,353
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          187,468         1,731,060
----------------------------------------------------
                     3,226,536        29,880,413

Shares
repurchased         (1,196,103)      (11,056,843)
----------------------------------------------------
Net increase         2,030,433       $18,823,570
----------------------------------------------------

                             Six months ended
                            November 30, 1996
----------------------------------------------------
Class M                 Shares            Amount
----------------------------------------------------
Shares sold            211,342        $1,932,719
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            4,939            45,623
----------------------------------------------------
                       216,281         1,978,342

Shares
repurchased            (13,509)         (124,167)
----------------------------------------------------
Net increase           202,772        $1,854,175
----------------------------------------------------

                                Year ended
                              May 31, 1996
----------------------------------------------------
Class M                 Shares            Amount
----------------------------------------------------
Shares sold            145,572        $1,362,998
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            1,806            16,751
----------------------------------------------------
                       147,378         1,379,749

Shares
repurchased             (8,040)          (74,272)
----------------------------------------------------
Net increase           139,338        $1,305,477
----------------------------------------------------



Results of December 5, 1996 shareholder meeting

A meeting of shareholders of the fund was held on December 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                Votes
                             Votes for       withheld

Jameson Adkins Baxter       20,739,108        185,147
Hans H. Estin               20,719,118        205,137
John A. Hill                20,742,119        182,136
Ronald J. Jackson           20,736,843        187,412
Elizabeth T. Kennan         20,732,460        191,795
Lawrence J. Lasser          20,740,485        183,769
Robert E. Patterson         20,739,873        184,381
Donald S. Perkins           20,735,422        188,832
William F. Pounds           20,729,712        194,543
George Putnam               20,717,286        206,969
George Putnam, III          20,722,917        201,338
Eli Shapiro                 20,718,568        205,686
A.J.C. Smith                20,741,901        182,354
W. Nicholas Thorndike       20,738,596        185,658

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 20,327,327 votes for, and 118,324 votes against, with 478,604 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows: 18,499,314 votes for, and 606,172 votes against, with 1,818,769 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 18,337,480 votes for, and 638,602 votes against, with 1,948,172 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
17,855,922 votes for, and 1,148,775 votes against, with 1,919,557 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investment in real estate was approved as follows:
18,040,197 votes for, and 1,018,863 votes against, with 1,865,195 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
18,472,578 votes for, and 602,520 votes against, with 1,849,156 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities was approved as follows:
18,424,628 votes for, and 612,961 votes against, with 1,886,666 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 17,895,829 votes for, and 1,139,796 votes against, with 1,888,630 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 17,897,303 votes for, and 1,033,507 votes against, with 1,993,444 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 17,619,727 votes for, and 1,285,210 votes against, with 2,019,318 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows:
17,711,873 votes for, and 1,145,138 votes against, with 2,067,244 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 17,498,091 votes for, and 1,275,019 votes against, with 2,151,145 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 17,851,380 votes for, and 1,031,881 votes against, with 2,040,993 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas an mineral interests was approved as follows: 17,926,774 votes for, and 1,080,965 votes against, with 1,916,515 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 17,750,141 votes for, and 1,118,176 votes against, with 2,0585,938 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds  [SECTION MARK]
Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL DAGGERS]

* Formerly Natural Resources Fund

+ Formerly Overseas Growth Fund

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


Our commitment to quality service

*CHOOSE AWARD-WINNING SERVICE

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

*HELP YOUR INVESTMENT GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

*SWITCH FUNDS EASILY

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

*ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

*Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109


---------------
Bulk Rate
U.S. Postage
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Putnam
Investments
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29939-845/236/258   1/97